
UNITRIN

THE DIXIE GROUP

Exhibit 99.1

January 2014 Investor Presentation

Contact:
Jon Faulkner
CFO
The Dixie Group

Phone: 706-876-5814

jon.faulkner@dixiegroup.com

Forward Looking Statements
The Dixie Group, Inc.

- Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.
- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Dixie History

THE DIXIE GROUP


DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Transitioned from textiles to floorcovering in 1990's – now 100% floorcovering
- Refined focus on upper-end markets in 2004
- For over 90 years we have focused on specialized products
- Traditionally we have outperformed the industry and expect to do so in the future

Dixie Today

THE DIXIE GROUP



- Commitment to brands in the upper-end market with strong growth potential
- Diversified between Commercial and Residential markets
- Diversified customer base (TTM Basis)
  - Top 10 carpet customers
    - 18% of sales
  - Top 20 carpet customers
    - 22% of sales

New and Existing Home Sales
Seasonally Adjusted Annual Rate

THE DIXIE GROUP



New 1,000
Existing 1,000
600
550
500
450
400
350
300
250
5,500
5,000
4,500
4,000
3,500
3,000
Jan '10
July
Jan '11
July
Jan '12
July
Jan '13
Jul

- **The housing market is being squeezed.**
- **"Home sales are hurt by higher mortgage interest rates, constrained inventory and continuing tight credit."**
- **"There is a pent-up demand for both rental and owner-occupied housing as household formation will inevitably burst out, but the bottleneck is in limited housing supply, due to the slow recovery in new home construction.**

Lawrence Yun,

Chief Economist
National Association of Realtors
December 19, 2013

Source: National Association of Realtors (existing) and census.gov/const/c25 (new).

Residential Remodeling

Harvard Study Leading Indicator of Remodeling Activity

THE DIXIE GROUP

Steady recovery in 2009 through 2013 with predicted higher levels in 2014


Leading Indicator of Remodeling Activity – Third Quarter 2013
Homeowner Improvements
Four-Quarter Moving Totals
Billions of $
Four-Quarter Moving
Rate of Change
$180
$170
$160
$150
$140
$130
$120
$110
$100
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
0.5%
-0.4%
-1.5%
0.3%
6.3%
8.4%
9.0%
7.4%
6.2%
4.2%
4.5%
4.3%
10.4%
15.9%
17.3%
15.2%
$112.3
$111.6
$111.4
$114.7
$119.4
$120.9
$121.5
$123.1
$126.8
$126.0
$127.0
$128.4
$140.0
$146.1
$148.9
$147.9
3
4
2011-1
2
3
4
2012-1
2
3
4
2013-1
2
3
4
2014-1
2
US Census Bureau
LIRA

Note: The third quarter 2013 estimate is calculated using preliminary Census Bureau data and LIRA projections.
Source: Joint Center for Housing Studies of Harvard University.

The Industry versus GDP

THE DIXIE GROUP



Value of U.S. Carpet & Rug Shipments versus U.S. GDP
1963 1965 1967 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013
US Carpet & Rug Shipments in millions of current dollars
US GDP in billions of current dollars

2014

- **Economic growth will strengthen in 2014, starting in the first quarter and averaging about 2.6% for the year.**
- **The gains will come as business and consumer confidence strengthens and Europe begins to emerge from its 18-month recession…"**

Kiplinger's

Dec 23, 2013

Residential and Commercial
Fixed Investment

THE DIXIE GROUP



Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
2012 Q1
2013 Q1
Residential Fixed Investment % of GDP
Residential 44 Yr Average
Comercial Structures Fixed Investment as % of GDP
Commercial 44 Yr Average

Rebound in residential activity

Rebound in commercial activity

2013 showed a strong rebound in growth;

We expect 2014 to continue this trend

Consumer Sentiment
Conference Board

THE DIXIE GROUP



Conference Board Consumer Confidence Survey
160
140
120
100
80
60
40
20
0
2011Oct.
2011Nov.
2011Dec.
2012Jan.
2012Feb.
2012Mar.
2012Apr.
2012May
2012June
2012July
2012Aug.
2012Sep.
2012Oct.
2012Nov.
2012Dec.
2013Jan.
2013Feb.
2013Mar.
2013Apr.
2013May
2013June
2013July
2013Aug.
2013Sep.
2013Oct.
2013Nov.(r)
2013Dec.(p)
Household Income $50,000 and over
Household Income $125,000 and over

December 2013:

- **"Sentiment regarding current conditions increased to a 5 ½ year high, with consumers attributing the improvement to more favorable economic and labor market conditions. "**
- **"Looking ahead, consumers expressed a greater degree of confidence in future economic and job prospects…"**

Lynn Franco, Director of The Conference Board Consumer Research Center

1966 = 100

The Stock Market

THE DIXIE GROUP



Percentage change since the start of the financial crisis for S&P 500 and DXYN
250%
200%
150%
100%
50%
0%
8/1/2008
2/1/2009
8/1/2009
2/1/2010
8/1/2010
2/1/2011
8/1/2011
2/1/2012
8/1/2012
2/1/2013
8/1/2013
S&P 500
DXYN

January 2014

- **The stock market has rebounded beyond pre-recession levels**
- **2014 has started off with a more stable political situation and hope for a rebound in Europe**
- **However, the market is still subject to macro events:**
  - **US Fiscal Policy,**
  - **China,**
  - **Middle East**

The Industry as compared to The Dixie Group

THE DIXIE GROUP



Value of U.S. Carpet & Rug Mill Shipments
($ 000's)
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
375,000
325,000
275,000
225,000
175,000
125,000
75,000
25,000
(25,000)
Carpet Sales of The Dixie Group from 2003 through Q4 2013
Since 2009, Dixie is up 70% and the industry up 17%
Note: 2011 adjusted for 53 weeks, Increase measured as TTM vs. 2009, Industry data is Dixie Group estimate
Single year dips in shipments during recessionary times
Multi-year decline in this downturn
Beginning of recovery
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
2013

Source: U.S. Bureau of Economic Analysis and Company estimates

2012 U.S. Carpet Manufacturers

THE DIXIE GROUP

Carpet Leaders	Dollars in Millions	% Total	
Shaw (Berkshire Hathaway)	$ 2,996	38.7%	Residential & Commercial
Mohawk (MHK)	$ 1,869	24.2%	Residential & Commercial
Beaulieu (Private)	$ 625	8.1%	Residential & Commercial
Interface (TILE)	$ 421	5.4%	Commercial Only
Engineered Floors (Private)	$ 285	3.7%	Residential Only
Dixie (DXYN)	$ 266	3.4%	Residential & Commercial
Other	$ 1,317	16.5%	Residential & Commercial
Market	$ 7,656	100.0%	

Source: Floor Focus – includes carpet as broadloom and modular tile, excludes rug sales

Dixie versus the Industry

THE DIXIE GROUP

Dixie 2013 Q4 TTM Market


High-End Commercial 26%
High-End Residential 74%

U.S. 2013 Q3 TTM Carpet Market

Sales $7.7 Billion


Commercial 42%
Residential 58%

Source: Floor Focus – Broadloom & Carpet Tile

Carpet Dollar Sales
Indexed to 2009

THE DIXIE GROUP



2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Q3 2013
Dixie
Market

Carpet Unit Sales
Indexed to 2009

THE DIXIE GROUP



2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Q3 2013
Dixie
Market

Industry Positioning
The Dixie Group

THE DIXIE GROUP



- Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community
- This leads us to:
  - Have a sales force that is attuned to design and customer solutions
  - Be a "product driven company" with emphasis on the most beautiful and up to date styling and design
  - Be quality focused with excellent reputation for building excellent products and standing behind what we make
  - And, unlike much of the industry, not manufacturing driven

Residential Market Positioning
The Dixie Group

THE DIXIE GROUP



ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
ESTIMATED DATA
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2012 $'s)
TOTAL MARKET: SQUARE YARDS
OR SALES DOLLARS
35% Market Share
Masland
Dixie Home
Fabrica
$0
$8
INDUSTRY
AVERAGE
$14
$21
$28
$35
$42
$49
PRICE/ SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

Dixie Group High-End Residential Sales
All Brands

THE DIXIE GROUP





Sales by Brand for TTM Q4 2013



Fabrica, 18%
Masland, 36%
Dixie Home, 46%

Dixie Group High-End Residential Sales
All Brands

THE DIXIE GROUP




Sales by Channel for TTM Q4 2013
Commercial, 2%
Other, 1%
Distributor, 0.2%
Specialty – OEM, 1%
Builder, 3%
National Retailers, 1%
Mass Merchant, 17%
Designer, 16%
Retailer, 60%



- Well-styled moderate to upper priced residential broadloom line
  - Known for differentiated pattern and color selection
- Dixie provides a "full line" to retailers
  - Sells Specialty and Mass Merchant retailers
- Growth initiatives
  - Stainmaster® Tru Soft ™ Fiber Technology
  - Stainmaster® SolarMax ® Fiber Technology
  - Durasilk Polyester



- Leading high-end brand with reputation for innovative styling, design and color
- High-end retail / designer driven
  - Approximately 28% of sales directly involve a designer
- Hand crafted and imported rugs
- Growth initiative
  - Stainmaster® TruSoft™ Fiber Technology
  - Wool products in both tufted and woven constructions

FABRICA
FINE CARPET & RUGS

THE DIXIE GROUP



- Premium high-end brand
  - "Quality without Compromise"
- Designer focused
  - Approximately 40% of sales directly involve a designer
- Hand crafted and imported rugs
- Growth initiatives
  - Stainmaster® TruSoft™ Fiber Technology
  - Fabrica Permaset dyeing process "unlimited color selection in wool"

Commercial Market Positioning
The Dixie Group



- We focus on the "high end specified soft floorcovering contract market"
- We have positioned our brands to serve this market through:
  - Our Masland Contract division
    - Broad product line for diverse commercial markets through a direct sales model
  - Our Avant division
    - Corporate focus using a multi-line sales agent based model
  - Our Masland Residential sales force
    - Sells "main street commercial" through retailers

Masland contract

THE DIXIE GROUP





- Premium brand in the specified commercial marketplace
  - Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets
- Designer focused
- Strong national account base
  - Nordstrom's, Target, Delta Air Lines, Best Buy, Club Corp
- Growth initiative
  - SPEAK modular carpet tile and FIT office remodel collections
  - End User Channel

Masland contract

THE DIXIE GROUP





Sales by Channel for TTM Q4 2013



Gov't, 0.4%
Health Care, 8%
Other, 2%
Store Planning, 21%
Hospitality, 20%
Corporate, 47%
Education, 3%

Channels: Interior Design Specifier and Commercial End User



- Avant is our newest brand
- Dedicated to servicing the designer through the multi-line interior finishes sales agent
- Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings

Dixie Group Sales
$ in millions



Net Sales (millions)
$331
$321
$283
$205
$231
$270
$266
$345
2006
2007
2008
2009
2010
2011
2012
Est. 2013

Sales & Operating Income
$ in millions

THE DIXIE GROUP

	Y 2008	Y 2009	Y 2010	Y 2011	Y 2012	YTD2013	Y 2013
Net Sales (2013 Est.)	283	204	231	270	266	249	345
Net Income (Loss)	(31.5)	(42.2)	(4.7)	1.0	(0.9)	3.9	
Non-GAAP Adjusted Op. Income	1.5	(8.4)	(1.0)	5.1	3.2	12.0	
Non-GAAP Adjusted EBITDA	15.2	5.1	10.6	14.8	12.6	19.9	

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Net Sales (Q4 13 est.)	66.6	65.8	71.1	75.4	83.6	90.2	95.8
Net Income (Loss)	(0.4)	0.1	(0.4)	0.6	1.6	1.6	
Non-GAAP Adjusted Op. Income	0.4	1.1	0.9	3.1	4.7	4.2	
Non-GAAP Adjusted EBITDA	2.7	3.5	3.2	5.7	7.3	6.9	

In 2013 we:

- Introduced our SPEAK modular carpet tile and FIT office remodel collections
- Expanded our Stainmaster® TruSoft™ and SolarMax™ residential products
- Expanded our wool "permaset" dyeing process for color flexibility
- Integrated our Robertex wool, Crown rug and Colormaster dye operations
- Expanded our Eton carpet tufting and Roanoke yarn operations

Note: Non-GAAP reconciliation starting on slide 32

Current Business Conditions

THE DIXIE GROUP

Fourth quarter 2013 activity:

- The residential floorcovering market continued to show positive trends at retail throughout the quarter. The market is growing due to an improving housing sector.
- Residentially we have momentum in our Stainmaster® TruSoft™, Stainmaster® SolarMax™ and wool product offerings, an expanded sales force and excellent market positioning at retail for our upper end goods.
- Commercially we have grown significantly with the our SPEAK high performance modular carpet tile and FIT office remodel collections.
- Our sales for the 4th quarter were up 35% vs. the same quarter last year
  - Commercial product sales increased 46% versus prior year
  - Residential product sales increased 31% versus prior year
  - All brands had double digit growth
- We will release fourth quarter earnings on February 19th, 2014

Outlook for 2014

THE DIXIE GROUP

The housing & commercial markets have strengthened:

- The residential housing markets are continuing their momentum.
- Positive market reception to our new products:
  - Masland and Fabrica Wool Collections continued growth
  - New Stainmaster® SolarMax® and TruSoft™ products
  - New modular tile SPEAK and FIT office remodel collections
- Our upper-end customer is more confident
- We grew nearly 30% in 2013 with momentum in both the residential and commercial market segments
- As previously announced, we will re-align our manufacturing and distribution facilities to streamline our operations in 2014. This $1.5 million initiative will include opening up a 292,000 square foot distribution center in North Georgia, vacating several smaller facilities and aligning our manufacturing to provide better efficiencies.



FABRICA
FINE CARPET & RUGS

Masland
CARPETS & RUGS

DIXIE
HOME



THE DIXIE GROUP



AVANT
contract

Masland
contract



Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 2)

The Company defines Adjusted EBIT as net income plus taxes and plus interest. (Note 3)

The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4)

The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 5)

The company defines Adjusted Net Income as net income plus loss from discontinued operations, net of tax plus facility consolidation and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined, all tax effected. (Note 6)

Adjusted EPS

		Three Months Ended			Nine Months Ended			
		Q3 2013		Q3 2012		Q3 2013		Q3 2012
Net Income		1,412		102		3,694		(512)
Loss from Discontinued Operations		(20)		(167)		(67)		(272)
Income from Continuing Operations		1,432		269		3,761		(240)
Plus: Mfg expansion & Business integration in COGS		1,580		307		4,026		854
Plus: Mfg expansion & Business integration in Selling		770		-		1,234		-
Plus: Tax effect of Mfg & Business integration above		(821)		(108)		(1,840)		(299)
Plus: Prior years tax credits		(795)		-		(952)		-
Adjusted Income from Continuing Operations		2,165		467		6,229		315
Loss from Discontinued Operations		(20)		(167)		(67)		(272)
Adjusted Net Income		2,145		301		6,162		43
Weighted-average shares outstanding:		12,899		12,713		12,828		12,630
Diluted EPS from Continuing Operations	$	0.11	$	0.02	$	0.28	$	(0.02)
Diluted EPS from Net Income	$	0.11	$	0.01	$	0.27	$	(0.04)
Diluted EPS from Adjusted Continuing Operations	$	0.15	$	0.04	$	0.45	$	0.02
Diluted EPS from Adjusted Net Income	$	0.15	$	0.02	$	0.44	$	-

Q3 Adjusted Tax Rate	Q3 2013
Pre-tax income	931
Taxes	(501)
Taxes without credit	295
Adjusted Tax rate	31.6%

Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.

Use of Non-GAAP Financial Information:

Note a: Restated

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	#	2011	2012	2013 YTD
Net Sales	320,795	282,710	203,480		270,110	266,373	249,266
Operating income (loss)	16,707	(28,460)	(45,389)		5,668	1,815	6,777
Plus: Facility consolidation and severance expenses	-	2,317	4,091		(563)	-	-
Plus: Impairment of assets	-	4,478	1,459		-	-	-
Plus: Impairment of goodwill	-	23,121	31,406		-	-	-
Plus: Mfg expansion & Business integration in COGS	-	-	-		-	1,383	4,026
Plus: Mfg expansion & Business integration in Selling	-	-	-		-	-	1,234
Non-GAAP Adjusted Operating Income (Loss) (Note 2)	$ 16,707	$ 1,456	$ (8,433)		$ 5,105	$ 3,198	$12,037

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	#	2011	2012	2013 YTD
Net income (loss) as reported	6,247	(31,481)	(42,241)		986	(927)	3,694
Less: Income (loss) from discontinued operations, net of	(521)	(313)	(382)		(286)	(274)	(67)
Plus: Taxes	3,686	(2,931)	(8,870)		684	(401)	142
Plus: Interest	6,347	5,965	5,521		3,470	3,146	2,760
Non-GAAP Adjusted EBIT (Note 3)	$ 16,801	$ (28,134)	$ (45,208)		$ 5,426	$ 2,092	$ 6,663

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	#	2011	2012	2013 YTD
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)		5,426	2,092	6,663
Plus: Depreciation and amortization	12,941	13,752	13,504		9,649	9,396	7,821
Plus: Facility consolidation and severance expenses	-	2,317	4,091		(563)	-	-
Plus: Impairment of assets	-	4,478	1,459		-	-	-
Plus: Impairment of goodwill	-	23,121	31,406		-	-	-
Plus: Mfg expansion & Business integration in COGS	-	-	-		-	1,383	4,026
Plus: Mfg expansion & Business integration in Selling	-	-	-		-	-	1,234
Plus: Other (income) expense - net	(94)	(326)	(181)		242	(278)	116
Non-GAAP Adjusted EBITDA (Note 4)	$ 29,648	$ 15,208	$ 5,071		$ 14,754	$ 12,593	$19,860

Use of Non-GAAP Financial Information:

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Net Sales	62,851	66,566	65,822	71,134	75,440	83,616	90,211
Operating income (loss)	620	(40)	820	415	1,677	3,271	1,829
Plus: Facility consolidation and severance expen:	-	-	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-
Plus: Mfg expansion & Business integration in C(	148	399	307	529	1,303	1,143	1,580
Plus: Mfg expansion & Business integration in Se	-	-	-	-	165	299	770
Non-GAAP Adj. Operating Income (Loss) (Note 2	$ 768	$ 359	$ 1,127	$ 944	$ 3,145	$ 4,713	$ 4,179

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Net income (loss) as reported	(181)	(433)	102	(415)	636	1,645	1,412
Less: Income (loss) from discontinued, net tax	(77)	(29)	(167)	(2)	(15)	(32)	(20)
Plus: Taxes	(5)	(303)	(41)	(52)	23	620	(501)
Plus: Interest	726	762	781	877	995	869	896
Non-GAAP Adjusted EBIT (Note 3)	$ 617	$ 55	$ 1,009	$ 412	$ 1,669	$ 3,166	$ 1,828

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Non-GAAP Adjusted EBIT (from above)	617	55	1,009	412	1,669	3,166	1,828
Plus: Depreciation and amortization	2,402	2,379	2,355	2,259	2,515	2,559	2,747
Plus: Facility consolidation and severance expen:	-	-	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-
Plus: Mfg expansion & Business integration in C(	148	399	307	529	1,303	1,143	1,580
Plus: Mfg expansion & Business integration in Se	-	-	-	-	165	299	770
Plus: Other (income) expense - net	3	(95)	(189)	3	8	105	3
Non-GAAP Adjusted EBITDA (Note 4)	$ 3,170	$ 2,738	$ 3,482	$ 3,203	$ 5,660	$ 7,272	$ 6,928

Use of Non-GAAP Financial Information:

Free Cash Flow (FCF) - Note 5

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Non-GAAP Adjusted EBIT (from above)	617	55	1,009	412	1,669	3,166	1,828
Times: 1 - Tax Rate = EBIAT	401	35	656	268	1,085	2,058	1,188
Plus: Depreciation and Amortization	2,402	2,379	2,355	2,259	2,515	2,559	2,747
Plus: Non Cash Impairment of Assets and Goodwill	-	-	-	-	-	-	-
Minus: Net change in Working Capital	5,431	4,250	812	48	2,923	8,851	7,805
Non-GAAP Cash from Operations	(2,628)	(1,835)	2,199	2,479	677	(4,234)	(3,870)
Minus: Capital Expenditures net of Asset Sales	1,132	557	298	2,065	2,580	3,441	4,450
Minus: Business / Capital acquistions	-	-	-	9,142	-	-	1,863
Non-GAAP Free Cash Flow (Note 5)	(3,760)	(2,392)	1,901	(8,728)	(1,903)	(7,675)	(10,183)
Current Assets	106,235	111,395	111,841	115,055	122,065	132,985	151,164
Current Liabilities	34,387	35,297	34,931	38,097	42,184	44,253	54,628
Net Working Capital	71,848	76,098	76,910	76,958	79,881	88,732	96,537
Change in Net Working Capital	5,431	4,250	812	48	2,923	8,851	7,805

Adjusted Income from Continuing Operations - Note 6

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Net Income	(181)	(433)	102	(415)	636	1,645	1,412
Loss from Discontinued Operations	(77)	(29)	(167)	(2)	(15)	(32)	(20)
Income from Continuing Operations	(104)	(405)	269	(413)	651	1,677	1,432
Plus: Facility consolidation and severance expenses	-	-	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-
Plus: Mfg expansion & Business integration in COGS	148	399	307	529	1,303	1,143	1,580
Plus: Mfg expansion & Business integration in Selling	-	-	-	-	165	299	770
Plus: Tax effect of Mfg & Business integration above	(51)	(140)	(108)	(185)	(514)	(505)	(821)
Plus: Prior years tax credits and valuation allowance	-	-	-	-	(157)	-	(795)
Adjusted Income from Continuing Operations	(7)	(145)	467	(69)	1,449	2,615	2,165
Loss from Discontinued Operations	(77)	(29)	(167)	(2)	(15)	(32)	(20)
Adjusted Net Income	(84)	(174)	301	(71)	1,434	2,583	2,145